--------------------------------------------------------------------------------
                                                                SPECIALTY EQUITY
--------------------------------------------------------------------------------

Alliance
Health Care Fund

Semi-Annual Report
December 31, 2000

                                [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                           o Are Not FDIC Insured
                           o May Lose Value
                           o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS

February 23, 2001

Dear Shareholder:

This report contains investment results for Alliance Health Care Fund (the "Fund") for the semi-annual reporting period ended December 31, 2000, as well as a discussion of the Fund's investment strategy and outlook.

Investment Objectives and Policies

Alliance Health Care Fund is an open end fund that seeks capital appreciation, and secondarily, current income. The Fund invests in securities issued by companies principally engaged in health care and health care-related industries. The Fund seeks to benefit from capital appreciation opportunities in emerging technologies and services in health care industries by investing in companies which are expected to profit from the development of new products and services for these industries. The Fund invests primarily in the equity securities of U.S. companies and may invest in up to 40% of its total assets in foreign securities.

Investment Results

The following table shows the Fund's performance compared to its benchmarks, as represented by the S&P 500 Stock Index and the S&P Healthcare Sector Composite, for the six- and 12-month periods ended December 31, 2000.

INVESTMENT RESULTS*
Periods Ended December 31, 2000

                 --------------------
                     Total Returns
                 --------------------
                 6 Months   12 Months
-------------------------------------
Alliance Health
Care Fund
   Class A         9.08%       31.44%
-------------------------------------
   Class B         8.64%       30.56%
-------------------------------------
   Class C         8.64%       30.43%
-------------------------------------
S&P 500
Stock Index       -8.71%       -9.10%
-------------------------------------
S&P
Healthcare
Sector
Composite          9.90%       35.95%
-------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of December 31, 2000. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Returns for Advisor Class shares will differ due to different expenses associated with this class. Past performance is no guarantee of future results.

      The unmanaged S&P 500 Stock Index is comprised of 500 U.S. companies and is a common


--------------------------------------------------------------------------------
                                                   ALLIANCE HEALTH CARE FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      measure of the performance for the overall U.S. stock market. The unmanaged S&P Healthcare Sector Composite is a capitalization-weighted index of all of the stocks in the S&P 500 Stock Index that are involved in the business of health care related products or services. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Health Care Fund.

      Additional investment results appear on pages 5-8.

Health care equities outperformed the overall market by wide margins during the six- and 12-month periods ended December 31, 2000. In the U.S., legislated budget relief packages for health care providers (hospitals, nursing homes, managed care, etc.) were passed as the budget surpluses allowed Congress to raise reimbursement rates in the Medicare program. Moreover, the apparent continuation of Republican control of Congress and the election of a Republican President suggest price controls for pharmaceuticals will not be legislated in the foreseeable future.

The Fund's Class A shares rose 9.08% in the final six months of 2000, ahead of the S&P 500 Stock Index and just under the S&P Healthcare Sector Composite. In the 12-month period, the Fund trailed the S&P Healthcare Composite but handily beat the S&P 500 Stock Index. The performance of the S&P Healthcare Composite is heavily influenced by pharmaceutical stocks, which had a particularly strong performance in the six-month period under review. This index is more heavily weighted in pharmaceutical stocks than is the Fund. The Fund, as well as other health care funds, easily outperformed general market indices in the six- and 12-month periods. Since its inception date, August 27, 1999, the Fund has outperformed both benchmarks.

The Health Care Sectors

Virtually all health care sectors outperformed the general market in the last six months of calendar year 2000. Health service stocks were the best performers during the year as reimbursement pressures in 1997-1999 gave way to price relief. U.S. health insurers achieved premium rate increases approaching double digits in 2000, and prospects are for low, double-digit rate increases in 2001. Moreover, Medicare reimbursement cuts legislated in the Balanced Budget Amendments of 1997 are now being replaced with a series of relief packages in 2000 and beyond. The result is dramatic, fundamental improvement for hospitals and managed care companies.

The market also turned positive toward pharmaceutical stocks as soon as signs of economic slowdown appeared in the


--------------------------------------------------------------------------------
2 o ALLIANCE HEALTH CARE FUND

----------------------
LETTER TO SHAREHOLDERS
----------------------

first half of calendar year 2000. As investors fled from technology stocks due to fears of slowing profit growth, they turned to the stable growers, such as pharmaceutical companies, which are not as dependent upon strong economic growth. Biotechnology stocks have appeared to weaken in sympathy with weakness in the NASDAQ and technology stocks, and investors have become more risk averse.

Within the biotechnology sector, we have continued to focus on genomics-based companies. We believe the sequencing of the human genome will lead to a dramatic increase in the number of pharmaceutical targets and an upturn in the productivity of pharmaceutical research. We are committed to leading companies with strong intellectual property (patents) positions and sufficient capital to finance the discovery of new pharmaceuticals and tools used in this research. The Fund's best performer in this sector during the last six months of 2000, which remained in the Fund at year-end, was Affymetrix, Inc., up 25%.

The strongest performers in the drug sector during the last six months of 2000 were companies influenced by new product introductions or prospects thereof. They included Sanofi-Synthelabo, SA, up 44%, Bristol-Myers Squibb, Co., up 41%, Schering-Plough Corp., up 37% and Forest Laboratories, Inc., up 33%.

Two long-term holdings in the Fund within the medical products sector turned in good performances during the period. Medtronic, Inc. rose 15% and Abbott Laboratories, in anticipation of a better new product flow, recovered 20% after a poor year in 1999.

Excellent performers were found in the medical service sector. Hospital management stocks continued their recovery with increases of 44% for Tenet Healthcare Corp., and 37% for Health Management Associates, Inc. Managed care holdings turned in excellent performances. UnitedHealth Group, Inc. rose 32% and Wellpoint Health Networks, Inc. returned 33%. IMS Health, Inc. increased 56%, the best performer of any holding in the Fund, while Cardinal Health, Inc. increased 29%.

Market Outlook

Slowing economic growth suggests investors will continue to be attracted to visible growers not dependent upon strong economic growth to achieve expected earnings. Health care stocks shine in this environment. The political rhetoric related to the U.S. Presidential and Congressional races is now over. Republicans remain in control of Congress, suggesting price control schemes


--------------------------------------------------------------------------------
                                                   ALLIANCE HEALTH CARE FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

[PHOTO OMITTED]  John D. Carifa

[PHOTO OMITTED]  Norman M. Fidel

Portfolio Manager, Norman M. Fidel, has over 31 years of investment experience.

affecting health care will not be legislated. As we have stated before, we believe a market-based Medicare benefit for drugs will be legislated, which will likely increase demand for drugs without price controls and administered pricing. With market forces left to control health care spending in the U.S., the fundamental outlook for the industry remains bright.

We again thank our shareholders for their support.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Norman M. Fidel

Norman M. Fidel
Senior Vice President


--------------------------------------------------------------------------------
4 o ALLIANCE HEALTH CARE FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE HEALTHCARE FUND
GROWTH OF A $10,000 INVESTMENT
8/31/99* TO 12/31/00

  [The following was represented by a mountain graph in the printed material.]


Alliance Health Care Fund Class A: $12,955

S&P HealthcareSector Composite: $12,818

S&P500 Stock Index: $10,155

This chart illustrates the total value of an assumed $10,000 investment in Alliance Health Care Fund Class A shares (from 8/31/99 to 12/31/00) as compared to the performance of appropriate indices. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market.

The unmanaged S&P Healthcare Sector Composite is a capitalization-weighted index of all of the stocks in the S&P 500 Stock Index that are involved in the business of health care related products or services.

When comparing Alliance Health Care Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Health Care Fund.

*     Closest month-end after Fund's Class A share inception date of 8/27/99.


--------------------------------------------------------------------------------
                                                   ALLIANCE HEALTH CARE FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE HEALTH CARE FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 12/31

    [The following was represented by a bar chart in the printed material.]

              Alliance Health Care Fund-Yearly Periods Ended 12/31
--------------------------------------------------------------------------------
                                      Alliance                  S&P Healthcare
                                  Health Care Fund             Sector Composite
--------------------------------------------------------------------------------
       12/31/99*                         2.90%                       5.73%
       12/31/00                         31.44%                      35.95%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Class B, C and Advisor Class shares will vary from the results shown above due to different expenses charged to these classes. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance for the overall U.S. stock market. The unmanaged S&P Healthcare Sector Composite is a capitalization-weighted index of all of the stocks in the S&P 500 Stock Index that are involved in the business of health care related products or services. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Health Care Fund.

* The Fund's return for the period ended 12/31/99 is from the Fund's inception date of 8/27/99 through 12/31/99. The benchmark's return for the period ended 12/31/99 is from 8/31/99 through 12/31/99.


--------------------------------------------------------------------------------
6 o ALLIANCE HEALTH CARE FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY

December 31, 2000 (unaudited)

INCEPTION DATES           PORTFOLIO STATISTICS

Class A Shares            Net Assets ($mil): $402.6
8/27/99                   Median Market Capitalization ($mil): $36,958
Class B Shares
8/27/99
Class C Shares
8/27/99

COUNTRY BREAKDOWN

o     77.6% United States
o      5.1% Japan
o      5.0% United Kingdom                      [PIE CHART OMITTED]
o      3.3% France
o      3.0% Switzerland
o      0.6% Canada

o      5.4% Short-Term

INDUSTRY BREAKDOWN

o     42.8% Drugs
o     21.1% Biotechnology
o     18.2% Medical Services                    [PIE CHART OMITTED]
o     12.5% Medical Products

o      5.4% Short-Term

All data as of December 31, 2000. The Fund's country and industry breakdowns may vary over time. These breakdowns are expressed as a percentage of total investments.


--------------------------------------------------------------------------------
                                                   ALLIANCE HEALTH CARE FUND o 7

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2000

Class A Shares
--------------------------------------------------------------------------------
                                 Without Sales Charge          With Sales Charge
                       1 Year            31.44%                      25.82%
              Since Inception*           25.07%                      21.14%

Class B Shares
--------------------------------------------------------------------------------
                                 Without Sales Charge          With Sales Charge
                       1 Year            30.56%                      26.56%
              Since Inception*           24.18%                      22.11%

Class C Shares
--------------------------------------------------------------------------------
                                 Without Sales Charge          With Sales Charge
                       1 Year            30.43%                      29.43%
              Since Inception*           24.18%                      24.18%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with this class.

The Fund can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Fund concentrates its investments in the health care and health sciences industries and may therefore be subject to greater risks and volatility than a fund with a more diversified portfolio. The Fund's investments in small- to mid-capitalization companies have capitalization risks and may be more volatile than investments in larger companies.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception Date: 8/27/99 for all share classes.


--------------------------------------------------------------------------------
8 o ALLIANCE HEALTH CARE FUND

                                                        ------------------------
                                                        INDUSTRY DIVERSIFICATION
                                                        ------------------------

INDUSTRY DIVERSIFICATION

December 31, 2000 (unaudited)

                                                                      Percent of
                                                  U.S. $ Value        Net Assets
--------------------------------------------------------------------------------
Biotechnology                                  $    84,625,185            21.0%
--------------------------------------------------------------------------------
Drugs                                              171,838,974            42.7
--------------------------------------------------------------------------------
Medical Products                                    50,205,019            12.5
--------------------------------------------------------------------------------
Medical Services                                    73,122,981            18.1
--------------------------------------------------------------------------------
Total Investments*                                 379,792,159            94.3
--------------------------------------------------------------------------------
Cash and receivables, net of liabilities            22,791,263             5.7
--------------------------------------------------------------------------------
Net Assets                                     $   402,583,422           100.0%
--------------------------------------------------------------------------------

*     Excludes short-term obligations.


--------------------------------------------------------------------------------
                                                   ALLIANCE HEALTH CARE FUND o 9

--------------------
TEN LARGEST HOLDINGS
--------------------

TEN LARGEST HOLDINGS

December 31, 2000 (unaudited)

                                                                           Percent of
Company                                                U.S. $ Value        Net Assets
----------------------------------------------------------------------------------------
Pfizer, Inc.--A research based, global
  pharmaceutical company that discovers,
  develops, manufactures, and markets
  medicines for humans and animals. The
  company's products include prescription
  pharmaceuticals, non-prescription
  self medications and animal health
  products such as anti-infective medicines
  and vaccines.                                       $    26,835,250               6.7%
----------------------------------------------------------------------------------------
Pharmacia Corp.--Researches, manufactures,
  and sells pharmaceuticals worldwide. The
  company's pharmaceuticals segment includes
  prescription products for humans and animals,
  bulk pharmaceuticals and contract
  manufacturing. Pharmacia's agricultural
  products segment is comprised of agricultural
  chemicals, seeds and genomics, as well as
  animal productivity and nutrition research.              18,698,574               4.6
----------------------------------------------------------------------------------------
Schering-Plough Corp.--A worldwide
  pharmaceutical company that discovers
  and markets new therapies and treatment
  programs. The company's core product
  groups include allergy/respiratory, anti-
  infective/anticancer, dermatologicals and
  cardiovasculars, as well as an animal health
  business. Schering-Plough also conducts
  health management programs and sells
  other consumer products.                                 17,938,675               4.5
----------------------------------------------------------------------------------------
Medtronic, Inc.--Provides device-based
  therapies that restore health, extend life,
  and alleviate pain. The company's principal
  products include those for bradycardia
  pacing, tachyarrhythmia management,
  atrial fibrillation management, heart failure
  management, heart valve replacement,
  malignant and non-malignant pain and
  movement disorders. Medtronic's products
  are sold worldwide.                                      13,487,775               3.3
----------------------------------------------------------------------------------------
Sanofi-Synthelabo, SA--Manufactures
  health care products and medical and
  surgical equipment. The company produces
  prescription and generic pharmaceuticals
  primarily for cardiovascular, central nervous
  system and internal medicine disorders,
  and oncology. Sanofi-Synthelabo also
  produces over-the-counter remedies,
  pacemakers, defibrillators and
  monitoring systems.                                      13,179,406               3.3
----------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
10 o ALLIANCE HEALTH CARE FUND

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

                                                                           Percent of
Company                                                U.S. $ Value        Net Assets
----------------------------------------------------------------------------------------
Wellpoint Health Networks, Inc.--A managed
  care company that serves the health care
  needs of medical and specialty members
  through Blue Cross of California and
  UNICARE. The company offers products
  such as health maintenance organization,
  preferred provider organization, point of
  service, hybrid and specialty managed care
  products.                                           $    13,023,250               3.2%
----------------------------------------------------------------------------------------
Forest Laboratories, Inc.--Develops,
  manufactures and sells both branded and
  generic forms of ethical products which
  require a physician's prescription. The
  company also manufactures non-prescription
  pharmaceutical products sold over-the-counter,
  which are used for the treatment of a wide
  range of illnesses. The company's products
  are marketed in the United States and eastern
  Europe.                                                  12,862,300               3.2
----------------------------------------------------------------------------------------
American Home Products Corp.--Discovers,
  develops, manufactures, distributes and
  sells pharmaceuticals, consumer health care
  products and agricultural products. The
  company's products include branded and
  generic ethical pharmaceuticals, biologicals,
  nutritionals, animal biologicals and
  pharmaceuticals, and crop protection
  and pest control products.                               12,354,120               3.1
----------------------------------------------------------------------------------------
United HealthGroup, Inc.--Owns and manages
  organized health systems in the United States
  and internationally. The company provides
  employers products and resources to plan
  and administer employee benefit programs.
  The company also serves the health needs of
  older Americans, provides specialized care
  services, and provides health care information
  and research to providers and payers.                    11,943,575               3.0
----------------------------------------------------------------------------------------
Merck & Co., Inc.--A global pharmaceutical
  company that discovers, develops, manufactures
  and markets a broad range of human
  and animal health products. The company
  also provides pharmaceutical benefit services.
  Merck's products include Zocor, a treatment
  for elevated cholesterol, Pepcid anti-ulcerant,
  Primaxin antibiotic, and Propecia, a treatment
  for male pattern hair loss.                              11,796,750               2.9
----------------------------------------------------------------------------------------
                                                      $   152,119,675              37.8%


--------------------------------------------------------------------------------
                                                  ALLIANCE HEALTH CARE FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS

December 31, 2000 (unaudited)

Company                                                     Shares        U.S. $ Value
--------------------------------------------------------------------------------------
COMMON STOCKS-94.3%
Canada-0.6%
QLT, Inc. (ADR)(a)..................................        90,400   $       2,531,200
                                                                     -----------------

France-3.3%
Sanofi-Synthelabo, SA...............................       197,600          13,179,406
                                                                     -----------------
Japan-5.1%
Takeda Chemical Industries, Ltd. ...................       166,000           9,807,377
Yamanouchi Pharmaceutical Co., Ltd. ................       249,000          10,750,393
                                                                     -----------------
                                                                            20,557,770
                                                                     -----------------
Switzerland-3.0%
Roche Holding AG (ADR)..............................        49,700           5,063,540
Serono, SA (ADR)(a).................................       292,064           6,991,282
                                                                     -----------------
                                                                            12,054,822
                                                                     -----------------
United Kingdom-4.9%
AstraZeneca Group Plc. (ADR)........................       198,700          10,233,050
GlaxoSmithKline Plc. (ADR)..........................       170,793           9,564,408
                                                                     -----------------
                                                                            19,797,458
                                                                     -----------------
United States-77.4%
Abbott Laboratories.................................       179,000           8,670,313
Abgenix, Inc.(a)....................................        34,000           2,008,125
Affymetrix, Inc.(a).................................        92,700           6,900,356
American Home Products Corp. .......................       194,400          12,354,120
Amgen, Inc.(a)......................................       107,100           6,847,706
Applera Corp.-Applied Biosystems Group..............       104,600           9,838,938
Bristol-Myers Squibb Co. ...........................        65,400           4,835,512
Cardinal Health, Inc. ..............................       100,800          10,042,200
Eli Lilly & Co. ....................................        85,100           7,919,619
Forest Laboratories, Inc.(a)........................        96,800          12,862,300
Genentech, Inc.(a)..................................       111,400           9,079,100
Guidant Corp.(a)....................................       162,100           8,743,269
HCA Health Care Corp. ..............................       104,900           4,616,649
Health Management Associates, Inc. Series A(a)......       514,700          10,680,025
Hooper Holmes, Inc. ................................       450,600           4,983,636
Human Genome Sciences, Inc.(a)......................       131,600           9,121,525
IMS Health, Inc. ...................................       375,100          10,127,700
Johnson & Johnson...................................        77,800           8,173,862
MedImmune, Inc.(a)..................................       175,750           8,381,078
Medtronic, Inc. ....................................       223,400          13,487,775
Merck & Co., Inc. ..................................       126,000          11,796,750
Millennium Pharmaceuticals, Inc.(a).................       173,400          10,729,125
Myriad Genetics, Inc.(a)............................        48,000           3,972,000
Pfizer, Inc. .......................................       583,375          26,835,250
Pharmacia Corp. ....................................       306,534          18,698,574


--------------------------------------------------------------------------------
12 o ALLIANCE HEALTH CARE FUND

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                         Shares or
                                                         Principal
                                                            Amount
Company                                                      (000)        U.S. $ Value
--------------------------------------------------------------------------------------
Schering-Plough Corp. ..............................       316,100   $      17,938,675
Stryker Corp. ......................................       220,000          11,129,800
Tenet Healthcare Corp.(a)...........................       165,200           7,341,075
United HealthGroup, Inc. ...........................       194,600          11,943,575
Waters Corp.(a).....................................        98,500           8,224,750
WebMD Corp.(a)......................................        45,968             364,871
Wellpoint Health Networks, Inc.(a)..................       113,000          13,023,250
                                                                     -----------------
                                                                           311,671,503
                                                                     -----------------
Total Common Stocks
   (cost $312,862,827)..............................                       379,792,159
                                                                     -----------------
Time Deposit-5.4%
Banque Nationale de Paris
   6.38%, 1/02/01
   (cost $21,700,000)...............................       $21,700          21,700,000
                                                                     -----------------
Total Investments-99.7%
   (cost $334,562,827)..............................                       401,492,159
Other assets less liabilities-0.3%..................                         1,091,263
                                                                     -----------------

Net Assets-100%.....................................                 $     402,583,422
                                                                     =================

(a)   Non-income producing security.
      Glossary:
      ADR - American Depositary Receipt.
      See notes to financial statements.


--------------------------------------------------------------------------------
                                                  ALLIANCE HEALTH CARE FUND o 13

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES

December 31, 2000 (unaudited)

Assets
Investments in securities, at value (cost $334,562,827).......       $     401,492,159
Cash  ........................................................                  36,175
Receivable for investment securities sold.....................              18,093,922
Receivable for capital stock sold.............................               6,186,472
Dividends and interest receivable.............................                 195,565
                                                                     -----------------
Total assets..................................................             426,004,293
                                                                     -----------------
Liabilities
Payable for investment securities purchased...................              21,700,000
Payable for capital stock redeemed............................                 766,646
Distribution fee payable......................................                 435,919
Advisory fee payable..........................................                 313,459
Accrued expenses..............................................                 204,847
                                                                     -----------------
Total liabilities.............................................              23,420,871
                                                                     -----------------
Net Assets....................................................       $     402,583,422
                                                                     =================
Composition of Net Assets
Capital stock, at par.........................................       $          30,166
Additional paid-in capital....................................             337,759,033
Accumulated net investment loss...............................              (2,638,680)
Accumulated net realized gain on investments and
   foreign currency transactions..............................                 503,660
Net unrealized appreciation of investments and
   foreign currency denominated assets and liabilities........              66,929,243
                                                                     -----------------
                                                                     $     402,583,422
                                                                     =================
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($85,529,676 / 6,364,709 shares of capital stock
   issued and outstanding)....................................                  $13.44
Sales charge--4.25% of public offering price...................                   0.60
                                                                                ------
Maximum offering price........................................                  $14.04
                                                                                ======
Class B Shares
Net asset value and offering price per share
   ($234,699,290 / 17,632,674 shares of capital stock
   issued and outstanding)....................................                  $13.31
                                                                                ======
Class C Shares
Net asset value and offering price per share
   ($72,230,165 / 5,425,277 shares of capital stock
   issued and outstanding)....................................                  $13.31
                                                                                ======
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($10,124,291 / 743,710 shares of capital stock
   issued and outstanding)....................................                  $13.61
                                                                                ======

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE HEALTH CARE FUND

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS

Six Months Ended December 31, 2000 (unaudited)

Investment Income
Dividends (net of foreign taxes withheld
   of $29,650).................................    $          809,101
Interest.......................................               548,282     $       1,357,383
                                                   ------------------
Expenses
Advisory fee...................................             1,530,378
Distribution fee - Class A.....................               103,556
Distribution fee - Class B.....................               932,607
Distribution fee - Class C.....................               291,560
Transfer agency................................               289,992
Custodian......................................                76,633
Administrative.................................                66,000
Audit and legal................................                46,532
Registration...................................                35,215
Amortization of offering costs.................                32,905
Printing.......................................                25,647
Directors' fees................................                15,012
Miscellaneous..................................                 2,599
                                                   ------------------
Total expenses.................................                                   3,448,636
                                                                          -----------------
Net investment loss............................                                  (2,091,253)
                                                                          -----------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized gain on investment
   transactions................................                                     986,605
Net realized loss on foreign currency
   transactions................................                                     (21,998)
Net change in unrealized
   appreciation / depreciation of:
   Investments.................................                                  28,454,149
   Foreign currency denominated assets
   and liabilities.............................                                        (153)
                                                                          -----------------
   Net gain on investments.....................                                  29,418,603
                                                                          -----------------
Net Increase in Net Assets from
   Operations..................................                           $      27,327,350
                                                                          =================

See notes to financial statements.


--------------------------------------------------------------------------------
                                                  ALLIANCE HEALTH CARE FUND o 15

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                       Six Months
                                                          Ended
                                                      December 31,          August 27,
                                                           2000              1999* to
                                                       (unaudited)         June 30, 2000
                                                   ------------------   -----------------
Increase (Decrease) in Net Assets
from Operations
Net investment loss............................    $       (2,091,253)  $      (1,498,464)
Net realized gain on investments and
   foreign currency transactions...............               964,607           2,704,482
Net unrealized appreciation / depreciation
   of investments and foreign currency
   denominated assets and liabilities..........            28,453,996          38,475,247
                                                   ------------------   -----------------
Net increase in net assets from
   operations..................................            27,327,350          39,681,265
Distributions to Shareholders from:
Net realized gain on investments
   Class A.....................................              (525,595)                 -0-
   Class B.....................................            (1,327,506)                 -0-
   Class C.....................................              (411,977)                 -0-
   Advisor Class...............................               (59,939)                 -0-
Capital Stock Transactions
Net increase...................................           126,744,324         211,055,200
                                                   ------------------   -----------------
Total increase.................................           151,746,657         250,736,465
Net Assets
Beginning of period............................           250,836,765             100,300
                                                   ------------------   -----------------
End of period..................................    $      402,583,422   $     250,836,765
                                                   ==================   =================

*     Commencement of operations.

      See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE HEALTH CARE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS

December 31, 2000 (unaudited)

NOTE A

Significant Accounting Policies

Alliance Health Care Fund, Inc. (the "Fund") was organized as a Maryland corporation on April 30, 1999 and is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Fund commenced operations on August 27, 1999. Prior to commencement of operations on August 27, 1999, the Fund had no operations other than the sale to Alliance Capital Management L.P. (the "Adviser") of 10 shares of each of Class A, Class B, and Class C and 10,000 shares of Advisor Class for the aggregate amount of $100 each on Class A, Class B, and Class C shares and $100,000 on the Advisor Class shares on July 14, 1999. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with an initial sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and


--------------------------------------------------------------------------------
                                                  ALLIANCE HEALTH CARE FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of investments and forward exchange currency contracts, the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Organization and Offering Expenses

Organization expenses of $42,000 were charged to the Fund as incurred prior to commencement of operations. Offering expenses of $174,200 have been fully amortized on a straight-line basis over a one year period.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

6. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-


--------------------------------------------------------------------------------
18 o ALLIANCE HEALTH CARE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares (Advisor Class shares also have no distribution fees).

7. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of .95 % of the Fund's average daily net assets. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $66,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended December 31, 2000.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $246,554 for the six months ended December 31, 2000.

For the six months ended December 31, 2000, the Fund's expenses were reduced by $12,622 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc. (the "Distributor") a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $40,351 from the sales of Class A shares and $1,405, $203,002 and $13,398 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended December 31, 2000.

Brokerage commissions paid on investment transactions for the six months ended December 31, 2000, amounted to $128,465. For the period from June 30, 2000 to October 31, 2000, no commission was paid to brokers utilizing the service of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser (whose affiliation ended on November 2, 2000), nor to DLJ directly. Effective October 2, 2000, Sanford C. Bernstein & Co. LLC ("SCB") became an affiliate of the Adviser. For


--------------------------------------------------------------------------------
                                                  ALLIANCE HEALTH CARE FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

the period from October 2, 2000 to December 31, 2000, brokerage commissions of $375 were paid to SCB directly.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $6,341,505 and $557,104 for Class B and Class C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term and U.S. government obligations) aggregated $122,553,203 and $9,925,758, respectively, for the six months ended December 31, 2000. There were no purchases or sales of U.S. government or government agency obligations for the six months ended December 31, 2000.

At December 31, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Gross unrealized appreciation of investments was $76,766,298 and gross unrealized depreciation of investments was $9,836,966 resulting in net unrealized appreciation of $66,929,332, (excluding foreign currency transactions).

The Fund incurred and elected to defer post-October currency losses of $26,165 for the period ended June 30, 2000.

Forward Exchange Currency Contracts

The Fund enters into forward foreign exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward foreign exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.


--------------------------------------------------------------------------------
20 o ALLIANCE HEALTH CARE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or liquid assets having a value at least equal to the aggregate amount of the Fund's commitments under forward foreign exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At December 31, 2000, the Fund had no outstanding forward exchange currency contracts.

NOTE E

Capital Stock

There are 12,000,000,000 shares of $0.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class. Each class consists of 3,000,000,000 authorized shares.

Transactions in capital stock were as follows:

                      -------------------------------------     -------------------------------------
                                         Shares                                   Amount
                      -------------------------------------     -------------------------------------
                      Six Months Ended                          Six Months Ended
                          December 31,           August 27,         December 31,           August 27,
                                  2000             1999* to                 2000             1999* to
                           (unaudited)        June 30, 2000          (unaudited)        June 30, 2000
                      -------------------------------------------------------------------------------
Class A
Shares sold                  4,963,054            5,937,308         $ 64,061,964         $ 62,164,703
-----------------------------------------------------------------------------------------------------
Shares converted
   from Class B                  9,841                   -0-             130,873                   -0-
-----------------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions                35,500                   -0-             474,988                   -0-
-----------------------------------------------------------------------------------------------------
Shares redeemed             (3,111,107)          (1,469,897)         (40,022,382)         (15,581,070)
-----------------------------------------------------------------------------------------------------
Net increase                 1,897,288            4,467,411         $ 24,645,443         $ 46,583,633
=====================================================================================================

*     Commencement of operations.


--------------------------------------------------------------------------------
                                                  ALLIANCE HEALTH CARE FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

                      ---------------------------------------     ---------------------------------------
                                       Shares                                       Amount
                      ---------------------------------------     ---------------------------------------
                       Six Months Ended                           Six Months Ended
                           December 31,            August 27,          December 31,            August 27,
                                   2000              1999* to                  2000              1999* to
                            (unaudited)         June 30, 2000           (unaudited)         June 30, 2000
                      -----------------------------------------------------------------------------------
Class B
Shares sold                   7,000,891            12,896,989         $  89,735,924         $ 133,894,116
---------------------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
distributions                    84,185                   -0-             1,116,297                   -0-
---------------------------------------------------------------------------------------------------------
Shares converted
   to Class A                    (9,923)                  -0-              (130,873)                  -0-
---------------------------------------------------------------------------------------------------------
Shares redeemed              (1,174,784)           (1,164,694)          (15,038,952)          (12,534,628)
---------------------------------------------------------------------------------------------------------
Net increase                  5,900,369            11,732,295         $  75,682,396         $ 121,359,488
=========================================================================================================
Class C
Shares sold                   2,233,468             4,010,691         $  28,561,485         $  42,260,644
---------------------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions                 28,214                   -0-               374,113                   -0-
---------------------------------------------------------------------------------------------------------
Shares redeemed                (451,569)             (395,537)           (5,780,584)           (4,187,493)
---------------------------------------------------------------------------------------------------------
Net increase                  1,810,113             3,615,154         $  23,155,014         $  38,073,151
=========================================================================================================
Advisor Class
Shares sold                     293,283               593,013         $   3,818,843         $   6,207,876
---------------------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions                  3,687                   -0-                49,924                   -0-
---------------------------------------------------------------------------------------------------------
Shares redeemed                 (46,308)             (109,965)             (607,296)           (1,168,948)
---------------------------------------------------------------------------------------------------------
Net increase                    250,662               483,048         $   3,261,471         $   5,038,928
=========================================================================================================

NOTE F

Concentration of Risk

Investing in securities of foreign companies involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies.


*     Commencement of operations.

--------------------------------------------------------------------------------
22 o ALLIANCE HEALTH CARE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE G

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide for short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 2000.


--------------------------------------------------------------------------------
                                                  ALLIANCE HEALTH CARE FUND o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                            ------------------------------
                                                                       Class A
                                                            ------------------------------
                                                              Six Months
                                                                   Ended      August 27,
                                                            December 31,      1999(a) to
                                                                    2000        June 30,
                                                             (unaudited)            2000
                                                            ------------------------------
Net asset value, beginning of period ...............            $12.40              $10.00
                                                            ------------------------------
Income From Investment Operations
Net investment loss(b) .............................              (.05)               (.06)(c)
Net realized and unrealized gain on investments and
   foreign currency transactions ...................              1.18                2.46
                                                            ------------------------------
Net increase in net asset value from operations ....              1.13                2.40
                                                            ------------------------------
Less: Distributions
Distributions from net realized gains on investments
   and foreign currency transactions ...............              (.09)                 -0-
                                                            ------------------------------
Net asset value, end of period .....................            $13.44              $12.40
                                                            ==============================
Total Return
Total investment return based on net asset value(d)               9.08%              24.00%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..........           $85,530             $55,412
Ratio to average net assets of:
   Expenses, net of waivers/reimbursements(e) ......              1.60%               1.92%
   Expenses, before waivers/reimbursements(e) ......              1.60%               1.96%
   Net investment loss(e) ..........................              (.76)%              (.67)%(c)
Portfolio turnover rate ............................                 6%                 26%

See footnote summary on page 27.


--------------------------------------------------------------------------------
24 o ALLIANCE HEALTH CARE FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                           ---------------------------------
                                                                        Class B
                                                           ---------------------------------
                                                             Six Months
                                                                  Ended           August 27,
                                                           December 31,           1999(a) to
                                                                   2000             June 30,
                                                            (unaudited)                 2000
                                                           ---------------------------------
Net asset value, beginning of period ...............             $12.33               $10.00
                                                           ---------------------------------
Income From Investment Operations
Net investment loss(b) .............................               (.10)                (.13)(c)
Net realized and unrealized gain on investments and
   foreign currency transactions ...................               1.17                 2.46
                                                           ---------------------------------
Net increase in net asset value from operations ....               1.07                 2.33
                                                           ---------------------------------
Less: Distributions
Distributions from net realized gains on investments
   and foreign currency transactions ...............               (.09)                  -0-
                                                           ---------------------------------
Net asset value, end of period .....................             $13.31               $12.33
                                                           =================================
Total Return
Total investment return based on net asset value(d)                8.64%               23.30%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..........           $234,699             $144,659
Ratio to average net assets of:
   Expenses, net of waivers/reimbursements(e) ......               2.32%                2.64%
   Expenses, before waivers/reimbursements(e) ......               2.32%                2.67%
   Net investment loss(e) ..........................              (1.48)%              (1.40)%(c)
Portfolio turnover rate ............................                  6%                  26%

See footnote summary on page 27.


--------------------------------------------------------------------------------
                                                  ALLIANCE HEALTH CARE FUND o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                          --------------------------------
                                                                       Class C
                                                          --------------------------------
                                                            Six Months
                                                                 Ended          August 27,
                                                          December 31,          1999(a) to
                                                                  2000            June 30,
                                                           (unaudited)                2000
                                                          --------------------------------
Net asset value, beginning of period ...............            $12.33              $10.00
                                                          --------------------------------
Income From Investment Operations
Net investment loss(b) .............................              (.10)               (.12)(c)
Net realized and unrealized gain on investments and
   foreign currency transactions ...................              1.17                2.45
                                                          --------------------------------
Net increase in net asset value from operations ....              1.07                2.33
                                                          --------------------------------
Less: Distributions
Distributions from net realized gains on investments
   and foreign currency transactions ...............              (.09)                 -0-
                                                          --------------------------------
Net asset value, end of period .....................            $13.31              $12.33
                                                          ================================
Total Return
Total investment return based on net asset value(d)               8.64%              23.30%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..........           $72,230             $44,582
Ratio to average net assets of:
   Expenses, net of waivers/reimbursements(e) ......              2.31%               2.63%
   Expenses, before waivers/reimbursements(e) ......              2.31%               2.67%
   Net investment loss(e) ..........................             (1.47)%             (1.38)%(c)
Portfolio turnover rate ............................                 6%                 26%

See footnote summary on page 27.


--------------------------------------------------------------------------------
26 o ALLIANCE HEALTH CARE FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                           -------------------------------
                                                                    Advisor Class
                                                           -------------------------------
                                                             Six Months
                                                                  Ended         August 27,
                                                           December 31,         1999(a) to
                                                                   2000           June 30,
                                                            (unaudited)               2000
                                                           -------------------------------
Net asset value, beginning of period ...............            $12.54              $10.00
                                                           -------------------------------
Income From Investment Operations
Net investment loss(b) .............................              (.03)               (.03)(c)
Net realized and unrealized gain on investments and
   foreign currency transactions ...................              1.19                2.57
                                                           -------------------------------
Net increase in net asset value from operations ....              1.16                2.54
                                                           -------------------------------
Less: Distributions
Distributions from net realized gains on investments
   and foreign currency transactions ...............              (.09)                 -0-
                                                           -------------------------------
Net asset value, end of period .....................            $13.61              $12.54
                                                           ===============================
Total Return
Total investment return based on net asset value(d)               9.22%              25.40%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..........           $10,124              $6,184
Ratio to average net assets of:
   Expenses, net of waivers/reimbursements(e) ......              1.30%               1.61%
   Expenses, before waivers/reimbursements(e) ......              1.30%               1.65%
   Net investment loss(e) ..........................              (.46)%              (.36)%(c)
Portfolio turnover rate ............................                 6%                 26%

(a)   Commencement of operations.
(b)   Based on average shares outstanding.
(c)   Net of expenses waived and reimbursed by the Adviser.
(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.
(e)   Annualized.


--------------------------------------------------------------------------------
                                                  ALLIANCE HEALTH CARE FUND o 27

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capitalization or market capitalization

The absolute dollar value of a company's outstanding stock. Capitalization is determined by multiplying the amount of publicly owned shares by the stock's current market value.

equity

Another term for stock.

Federal Reserve Board

The seven-member board that oversees Federal Reserve Banks, establishes monetary policy and monitors the country's economic state.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.


--------------------------------------------------------------------------------
28 o ALLIANCE HEALTH CARE FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL

The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $454 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 41 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 605 investment professionals in 36 cities and 21 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 12/31/00.


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                                                  ALLIANCE HEALTH CARE FUND o 29
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ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services to meet their needs.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Biotechnology Portfolio, Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Small Cap Growth Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge. This can be a good way to diversify your assets.

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other matters that could affect your mutual fund investment.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, literature and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, make additional investments, request more information, exchange between Alliance funds and view fund performance, press releases and articles.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


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30 o ALLIANCE HEALTH CARE FUND
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                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Norman Fidel, Senior Vice President
Thomas J. Bardong, Vice President
Russel Brody, Vice President
Matthew Murray, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

Brown Brothers Harriman & Company
40 Water Street
Boston, MA 02109-3661

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1)   Member of the Audit Committee.


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                                                  ALLIANCE HEALTH CARE FUND o 31
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ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment
Fund Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio
Small Cap Growth Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACMGovernment Opportunity Fund
The Korean Investment Fund
ACMManaged Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


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32 o ALLIANCE HEALTH CARE FUND
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Alliance Health Care Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

HCFSR1200